Exhibit 10.1
EXECUTION VERSION
     REVOLVING CREDIT LOAN MODIFICATION AGREEMENT dated as of October 6, 2011 (this “Agreement”), relating to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 23, 2006, as amended and restated on January 29, 2007, as further amended and restated on May 23, 2007, as further amended and restated on October 22, 2010, and as further amended and restated on September 30, 2011 (the “Credit Agreement”), among TRAVELPORT LLC, a Delaware limited liability company (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.À.R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), UBS AG, STAMFORD BRANCH, as Administrative Agent, Collateral Agent and L/C Issuer, UBS LOAN FINANCE LLC, as Swing Line Lender, the Lenders from time to time party thereto, CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agent, and the other parties thereto.
          A. Pursuant to Section 2.17 of the Credit Agreement, the Borrower made, by notice to the Administrative Agent, the Revolving Credit Loan Modification Offer Arrangers (as defined below) and each of the Revolving Credit Lenders, a Revolving Credit Loan Modification Offer to all of the Revolving Credit Lenders to make certain Permitted Amendments as described herein and therein.
          B. The Revolving Credit Lenders party hereto (the “Accepting Revolving Credit Lenders”) are willing to agree to such Permitted Amendments as of the Revolving Credit Loan Modification Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.
          C. The existing Dollar Revolving Credit Lenders who have an entry opposite their names on Schedule 2.01A hereto under the headings “Extended Dollar Revolving Credit Commitments” and/or “Extended Dollar Revolving Credit Loans” (such Lenders being collectively referred to as the “Extended Dollar Revolving Credit Lenders”) have agreed to extend the Maturity Date of their Dollar Revolving Credit Commitments and Dollar Revolving Credit Loans, if any, in the principal amounts reflected for each such Lender under such applicable headings (the Dollar Revolving Credit Commitments and the Dollar Revolving Credit Loans so extended being collectively referred to as the “Extended Dollar Revolving Credit Commitments” and “Extended Dollar Revolving Credit Loans”, respectively), in each case on the terms and subject to the conditions set forth herein.
          D. The existing Alternative Currency Revolving Credit Lenders who have an entry opposite their names on Schedule 2.01A hereto under the headings “Extended Alternative Currency Revolving Credit Commitments” and/or “Extended

Alternative Currency Revolving Credit Loans” (such Lenders being collectively referred to as the “Extended Alternative Currency Revolving Credit Lenders”) have agreed to extend the Maturity Date of their Alternative Currency Revolving Credit Commitments and Alternative Currency Revolving Credit Loans, if any, in the principal amounts reflected for each such Lender under such applicable headings (the Alternative Currency Revolving Credit Commitments and the Alternative Currency Revolving Credit Loans so extended being collectively referred to as the “Extended Alternative Currency Revolving Credit Commitments” and “Extended Alternative Currency Revolving Credit Loans”, respectively), in each case on the terms and subject to the conditions set forth herein.
          E. In connection with the Revolving Credit Loan Modification Offer contemplated by this Agreement, and immediately after giving effect thereto, the Revolving Credit Commitments of all Revolving Credit Lenders shall be reduced, on a pro rata basis between the Dollar Revolving Credit Commitments and the Alternative Currency Revolving Credit Commitments and on a pro rata basis among the Lenders holding the Dollar Revolving Credit Commitments and the Alternative Currency Revolving Credit Commitments, by 33% in the aggregate.
          Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, Intermediate Parent, TDS Intermediate Parent, the Administrative Agent, the Collateral Agent, the L/C Issuers, the Swing Line Lender, the Revolving Credit Loan Modification Offer Arrangers and the Accepting Revolving Credit Lenders party hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. The term “Revolving Credit Loan Modification Offer Arrangers” means Credit Suisse Securities (USA) LLC and UBS Securities LLC, in their capacities as the joint lead arrangers for the Revolving Credit Loan Modification Offer contemplated by this Agreement.
          SECTION 2. Concerning the Revolving Credit Commitments and the Revolving Credit Loans. (a) On the Revolving Credit Loan Modification Effective Date, the Dollar Revolving Credit Commitments and the Dollar Revolving Credit Loans of each Extended Dollar Revolving Credit Lender in an aggregate principal amount set forth on Schedule 2.01A under the headings “Extended Dollar Revolving Credit Commitments” and “Extended Dollar Revolving Credit Loans”, respectively, in each case opposite the name of such Lender shall convert into Extended Dollar Revolving Credit Commitments and Extended Dollar Revolving Credit Loans of such Lender, respectively, and shall continue to be in effect and outstanding under the Credit Agreement on the terms and conditions set forth herein and therein. In the event the Dollar Revolving Credit Loans of any Extended Dollar Revolving Credit Lender outstanding on the Revolving Credit Loan Modification Effective Date (immediately

2

prior to the consummation of such conversion), if any, shall be of more than one Type or, in the case of Eurocurrency Rate Loans, shall have more than one Interest Period, such conversion shall be accomplished by means of each such Dollar Revolving Credit Loan converting into an Extended Dollar Revolving Credit Loan of the same Type as such original Loan (and, where applicable, having the initial Interest Period that ends on the last day of the Interest Period applicable to such original Loan) in the same proportion as the aggregate principal amount set forth on Schedule 2.01A under the heading “Extended Dollar Revolving Credit Loans” opposite the name of such Lender bears to the aggregate principal amount of all the Dollar Revolving Credit Loans of such Lender as of the Revolving Credit Loan Modification Effective Date (determined immediately prior to the consummation of such conversion).
          (b) On the Revolving Credit Loan Modification Effective Date, the Alternative Currency Revolving Credit Commitments and the Alternative Currency Revolving Credit Loans of each Extended Alternative Currency Revolving Credit Lender in an aggregate principal amount set forth on Schedule 2.01A under the headings “Extended Alternative Currency Revolving Credit Commitments” and “Extended Alternative Currency Revolving Credit Loans”, respectively, in each case opposite the name of such Lender shall convert into Extended Alternative Currency Revolving Credit Commitments and Extended Alternative Currency Revolving Credit Loans of such Lender, respectively, and shall continue to be in effect and outstanding under the Credit Agreement on the terms and conditions set forth herein and therein. In the event the Alternative Currency Revolving Credit Loans of any Extended Alternative Currency Revolving Credit Lender outstanding on the Revolving Credit Loan Modification Effective Date (immediately prior to the consummation of such conversion), if any, shall be denominated in more than one Alternative Currency or of more than one Type or, in the case of Eurocurrency Rate Loans, shall have more than one Interest Period, such conversion shall be accomplished by means of each such Alternative Currency Revolving Credit Loan converting into an Alternative Currency Revolving Credit Loan denominated in the same Alternative Currency and of the same Type as such original Loan (and, where applicable, having the initial Interest Period that ends on the last day of the Interest Period applicable to such original Loan) in the same proportion as the aggregate principal amount set forth on Schedule 2.01A under the heading “Extended Alternative Currency Revolving Credit Loans” opposite the name of such Lender bears to the aggregate principal amount of all the Alternative Currency Revolving Credit Loans of such Lender as of the Revolving Credit Loan Modification Effective Date (determined immediately prior to the consummation of such conversion).
          (c) The Dollar Revolving Credit Commitments and the Dollar Revolving Credit Loans of any Dollar Revolving Credit Lender that are not Extended Dollar Revolving Credit Commitments and Extended Dollar Revolving Credit Loans, respectively, shall constitute “Non-Extended Dollar Revolving Credit Commitments” and “Non-Extended Dollar Revolving Credit Loans”, respectively, and the Alternative Currency Revolving Credit Commitments and the Alternative Currency Revolving Credit Loans of any Alternative Currency Revolving Credit Lender that are not Extended Alternative Currency Revolving Credit Commitments and Extended Alternative Currency Revolving Credit Loans, respectively, shall constitute “Non-Extended Alternative

3

Currency Revolving Credit Commitments” and “Non-Extended Alternative Currency Revolving Credit Loans”, respectively, in each case under the Credit Agreement and shall continue to be in effect and outstanding under the Credit Agreement on the terms and conditions set forth herein and therein.
          (d) None of transactions set forth in this Section 2 shall be deemed to be a conversion of any Revolving Credit Loan into a Loan of a different Type or with a different Interest Period or a payment or prepayment of any Revolving Credit Loan, and the parties hereto hereby agree that no breakage or similar costs will accrue solely as a result of the transactions contemplated by this Section 2.
          (e) For all purposes of the Credit Agreement and the other Loan Documents, the Extended Dollar Revolving Credit Commitments as defined herein shall constitute “Extended Dollar Revolving Credit Commitments” under the Credit Agreement; the Extended Dollar Revolving Credit Loans as defined herein shall constitute “Extended Dollar Revolving Credit Loans” under the Credit Agreement; the Extended Alternative Currency Revolving Credit Commitments as defined herein shall constitute “Extended Alternative Currency Revolving Credit Commitments” under the Credit Agreement; and the Extended Alternative Currency Revolving Credit Loans as defined herein shall constitute “Extended Alternative Currency Revolving Credit Loans” under the Credit Agreement. Except to the extent provided below, the terms and conditions of the Extended Dollar Revolving Credit Commitments, the Extended Dollar Revolving Credit Loans, the Extended Alternative Currency Revolving Credit Commitments and the Extended Alternative Currency Revolving Credit Loans (in each case as defined herein) shall be identical to those of the Extended Dollar Revolving Credit Commitments, the Extended Dollar Revolving Credit Loans, the Extended Alternative Currency Revolving Credit Commitments and the Extended Alternative Currency Revolving Credit Loans (in each case as defined in the Credit Agreement), respectively.
          (i) As used in the Credit Agreement, the “Maturity Date” with respect to the Extended Revolving Credit Commitments, the Extended Revolving Credit Loans and the Extended Revolving Credit Facilities shall be August 23, 2013.
          (ii) As used in the Credit Agreement, the “Applicable Rate” with respect to Extended Revolving Credit Loans, unused Extended Revolving Credit Commitments and Letter of Credit fees relating to the Extended Revolving Credit Commitments, shall be the following percentages per annum:

Eurocurrency Rate for Extended Revolving Credit Loans and Extended Revolving Letter of Credit Fees	Base Rate for Extended Revolving Credit Loans	Commitment Fee Rate
4.50%	3.50%	3.00%

4

          (f) Upon the effectiveness of this Agreement, Schedule 2.01A to the Fourth Amendment and Restatement Agreement shall be replaced in its entirety and superseded by Schedule 2.01A hereto.
          SECTION 3. Revolving Credit Commitment Reduction. Upon the effectiveness of this Agreement, and without any further action of any party hereto, the Revolving Credit Commitments of all of the Revolving Credit Lenders in effect immediately prior to the Revolving Credit Loan Modification Effective Date will be reduced, on a pro rata basis among such Revolving Credit Lenders and within each Class of Revolving Credit Commitments, by 33%. Schedule 2.01A attached hereto reflects such 33% reduction in the Revolving Credit Commitments.
          SECTION 4. Representations and Warranties. Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower hereby represent and warrant to each other party hereto that:
          (a) The execution, delivery and performance by Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower of this Agreement, and the consummation of the transactions contemplated hereby, are within their respective corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of any such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or which affects such Person or the properties of such Person or any of its Subsidiaries, or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or any of its properties is subject, or (iii) violate any material Law; except with respect to any conflict, breach, contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
          (b) This Agreement has been duly executed and delivered by each of Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower, and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.
          (c) None of the Collateral Documents in effect on the Revolving Credit Loan Modification Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party party thereto as a result of this Agreement. The Guarantees created under such Collateral Documents will continue to guarantee the Obligations (as

5

the Obligations are modified hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Revolving Credit Loan Modification Effective Date. Except as set forth on Schedule 5A hereto, (i) the Liens created under such Collateral Documents will continue to secure the Obligations (as the Obligations are modified hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Revolving Credit Loan Modification Effective Date, and (ii) no further document, instrument or agreement, or any recording, filing, re-recording or re-filing of any such Collateral Document or any notice of a Lien created thereby, is required, as a result of this Agreement in order to maintain the effectiveness, perfection and priority of such Liens or to maintain the validity, binding effect or enforceability of such Guarantees.
          (d) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Revolving Credit Loan Modification Effective Date (in each case, except to the extent that any representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates.
          (e) After giving effect to this Agreement and the transactions contemplated hereby, no Default has occurred and is continuing.
          SECTION 5. Effectiveness. This Agreement shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Revolving Credit Loan Modification Effective Date”):
          (a) The Revolving Credit Loan Modification Offer Arrangers shall have executed a counterpart hereof and shall have received duly executed counterparts of this Agreement that, when taken together, bear the signatures of Holdings, Intermediate Parent, TDS Intermediate Parent, the Borrower, the Administrative Agent, the Collateral Agent, the Revolving Credit Loan Modification Offer Arrangers, each L/C Issuer, the Swing Line Lender, each Extended Dollar Revolving Credit Lender and each Extended Alternative Currency Revolving Credit Lender (it being understood that each Lender’s delivery of an executed signature page shall be irrevocable subject only to the satisfaction of the other conditions to effectiveness set forth in this Section 5).
          (b) The Extended Revolving Credit Commitments of Lenders who have agreed to extend their Revolving Credit Commitments and convert into Extended Revolving Credit Commitments (calculated prior to giving effect to the reduction pursuant to Section 3 hereof) shall constitute no less than 36% of the aggregate principal amount of the Revolving Credit Commitments (whether used or unused) outstanding immediately prior to the Revolving Credit Loan Modification Effective Date.
          (c) The Revolving Credit Loan Modification Offer Arrangers shall have received the following, each of which shall be originals or facsimiles (followed promptly

6

by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:
          (i) such documents and certificates as the Revolving Credit Loan Modification Offer Arrangers may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to each Loan Party, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Revolving Credit Loan Modification Offer Arrangers;
          (ii) favorable legal opinions from (A) Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Loan Parties, (B) Conyers Dill & Pearman Limited, Bermuda counsel to Parent, (C) Hassans, Gibraltar counsel to Intermediate Parent and (D) Arendt & Medernach, Luxembourg counsel to Intermediate Parent and TDS Intermediate Parent, in each case in form and substance reasonably satisfactory to the Revolving Credit Loan Modification Offer Arrangers; and
          (iii) a certificate from a Responsible Officer of the Borrower dated the Revolving Credit Loan Modification Effective Date, certifying as to the accuracy of the representations and warranties set forth in Section 4 hereof.
          (d) The Administrative Agent shall have received payment from the Borrower, in Same Day Funds, for the account of each Accepting Revolving Credit Lender (other than any Defaulting Lender) that delivers an executed counterpart signature page to this Agreement at or prior to 6:00 p.m., New York City time, on September 29, 2011, and agrees to convert Revolving Credit Commitments into Extended Revolving Credit Commitments an extension fee in an aggregate amount equal to 4.00% of the aggregate principal amount of the Revolving Credit Commitments (whether used or unused) of such Lender that are converted into Extended Revolving Credit Commitments on the Revolving Credit Loan Modification Effective Date. For the avoidance of doubt, the foregoing extension fee shall be calculated based upon the aggregate principal amount of the Revolving Credit Commitments (whether used or unused) prior to the commitment reduction effectuated by Section 3 hereof.
          (e) The Administrative Agent and the Revolving Credit Loan Modification Offer Arrangers shall have received all other fees and other amounts due and payable to them in connection with this Agreement and invoiced before the Revolving Credit Loan Modification Effective Date, including reimbursement or payment of all reasonable documented out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid by any Loan Party in connection with the Agreement.
          (f) Each Loan Party shall have entered into a written instrument in form and substance reasonably satisfactory to the Revolving Credit Loan Modification Offer Arrangers pursuant to which it confirms that it consents to this Agreement and reaffirms

7

that the Collateral Documents to which it is party will continue to apply in respect of the Credit Agreement and the Obligations of such Loan Party hereunder and thereunder.
          SECTION 6. Effect of this Agreement; Revolving Credit Loan Modification Offer Arrangers; Certain Authorizations. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers, the L/C Issuers, the Swing Line Lender or the Lenders under the Credit Agreement or any other Loan Document, and, except as otherwise expressly provided herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
          (b) This Agreement shall constitute a “Loan Document” and a “Revolving Credit Loan Modification Agreement” for all purposes of the Credit Agreement and the other Loan Documents.
          (c) On and after the Revolving Credit Loan Modification Effective Date, the Revolving Credit Loan Modification Offer Arrangers and their respective officers, directors, employees, agents and attorneys-in-fact (collectively, the “Agreement Arranger Related Persons”) shall have the benefit of all the exculpatory, reimbursement and indemnity provisions that are set forth in the Credit Agreement or any other Loan Document for the benefit of the Administrative Agent, any other Agent or any other Agent-Related Person. Without limiting the foregoing, each L/C Issuer, the Swing Line Lender and each Lender party hereto (i) acknowledges that it has made its own analysis and decision to enter into this Agreement, and that neither the Revolving Credit Loan Modification Offer Arrangers nor any other Agreement Arranger Related Person has made any express or implied representation or warranty, or shall be deemed to have any responsibility or duty, with respect to the completeness, sufficiency or performance thereof and (ii) by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of, and consented to and approved, each document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Revolving Credit Loan Modification Offer Arrangers on the Revolving Credit Loan Modification Effective Date pursuant to the terms hereof.
          SECTION 7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

8

          SECTION 8. Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.
          SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
[Remainder of page intentionally left blank]

9

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TRAVELPORT LLC, as Borrower,
by	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person

TRAVELPORT LIMITED, as Holdings,
by	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Assistant Secretary

WALTONVILLE LIMITED, as Intermediate Parent,
by	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Director

TDS INVESTOR (LUXEMBOURG), S.À.R.L., as TDS Intermediate Parent,
by	/s/ John Sutherland
	Name:	John Sutherland
	Title:	Manager

UBS AG, STAMFORD BRANCH, as Administrative Agent, Collateral Agent and L/C Issuer,
by	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US

by	/s/ Trja R. Otsa
	Name:	Trja R. Otsa
	Title:	Associate Director Banking Products Services. US

UBS LOAN FINANCE LLC, as Swing Line Lender,
by	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US

by	/s/ Trja R. Otsa
	Name:	Trja R. Otsa
	Title:	Associate Director Banking Products Services. US

CREDIT SUISSE SECURITIES (USA) LLC, as Revolving Credit Loan Modification Offer Arranger,
by	/s/ Dana F. Klein
	Name:	DANA F. KLEIN
	Title:	MANAGING DIRECTOR

UBS SECURITIES LLC, as Revolving Credit Loan Modification Offer Arranger,
by	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US

by	/s/ Trja R. Otsa
	Name:	Trja R. Otsa
	Title:	Associate Director Banking Products Services. US

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer): CREDIT SUISSE AG CAYMAN ISLANDS BRANCH
by	/s/ Judith E. Smith
	Name:	JUDITH E. SMITH
	Title:	MANAGING DIRECTOR

For any Person requiring a second signature block:
by	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Vice President

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Bentham Wholesale Syndicated Loan Fund

By: Credit Suisse Asset Management, LLC, as Agent
(Sub Advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

by	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:
by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer): Madison Park Funding V Ltd.
by	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:
by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer): Madison Park Funding IV Ltd.
by	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:
by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer): CSAM Funding IV
by	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

CSAM Funding III
by	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Atrium V
by	Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Atrium IV
by	Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Atrium II
by	Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Atrium CDO
by	/s/ THOMAS FLANNERY
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitment and Extended Revolving Credit Loans, respectively.

DEUTSCHE BANK AG, NEW YORK BRANCH
by	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

by	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively,

GENERAL ELECTRIC CAPITAL CORPORATION
by	James M. Cunningham
	Name:	James M. Cunningham
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

JPMorgan Chase Bank, N.A.
by	Peter B. Thauer
	Name:	Peter B. Thauer
	Title:	Executive Director

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.

MIZUHO CORPORATE BANK, LTD.
by	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

By Sumitomo Mitsui Banking Corporation
/s/ Shinichiro Watanabe
Name:	Shinichiro Watanabe
Title:	General Manager

For any Person requiring a second signature block:

by
Name:
Title:

SIGNATURE PAGE TO THE
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATED TO THE TRAVELPORT LLC CREDIT AGREEMENT
The undersigned Lender hereby accepts the Revolving Credit Loan Modification Offer to convert all of its Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively.
Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

UBS Loan Finance LLC
by	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

For any Person requiring a second signature block:

by	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

SCHEDULE 2.01A TO
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATING TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT OF TRAVELPORT LLC
Schedule 2.01A
Extended Revolving Credit Commitments and Extended Revolving Credit Loans
[As distributed to each individual Lender]

SCHEDULE 5A TO
REVOLVING CREDIT LOAN MODIFICATION AGREEMENT
RELATING TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
OF TRAVELPORT LLC
Schedule 5A
          The filing and recording of the Third Mortgage Amendment encumbering the Mortgaged Property located at 5350 South Valentia Way, Greenwood Village, Colorado, and the discharge of any encumbrances affecting such Mortgaged Property arising after the Original Closing Date to the extent otherwise required under the Credit Agreement.